VAN KAMPEN UNIT TRUSTS, SERIES 822

                        BRIC Opportunity Portfolio 2009-1

              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 18, 2008

   Notwithstanding anything to the contrary in the prospectus, the stock of Satyam Computer Services, Ltd. is no longer being purchased and will be liquidated from the trust set forth above due to serious adverse credit factors.

Supplement Dated: January 7, 2009